Sample specimen (1 of 50)

                             MEDIA TRADE CERTIFICATE
                             -----------------------
                             FOR THE "INFO" CHANNEL
                             ----------------------

The "Info" Channel creates, for Hotels, Motels, Condominiums, and Apartment Complexes, and Timeshare Properties, closed circuit information and advertising channels. The "Info" Channel is currently running in properties in Florida, Pennsylvania, and New Jersey.

This prepaid Media Trade Certificate is valued at $ 10,000.00 in advertising on The "Info" Channel. When you present this signed, valid Media Trade Certificate, the "Info" Channel will honor the airtime as follows:
- The actual cost of an advertisement at the tie of placement, based on their current rate sheets.
- As of June 1, 2002, The "Info" Channel rate sheet is valid for 10, 30 second ad-spots in a fifteen minute program in 10 of their properties.
- The ad-spots will run for 4 times per hour, 96 times per day for one full year.

This Media Trade Certificate is subject to the following conditions:
-    It  is  fully  transferable
- All collateral material must be provided to The "Info" Channel by the Advertiser.
- The "info" Channel reserves the right to refuse an advertisement that is not suitable for their program.
- The "Info" Channel reserves the right to refuse a Media Trade Certificate from an advertiser previously or currently paying cas for ad-spots on their program.
-    An  ad-spot  will  be  subject  to  availability  in a particular property.

The "Info" Channel will only honor, original, signed Media Trade Certificates. No photocopies will be accepted.

Media Tra Cerificate    #1-9
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Expiration Date         8/31/2003
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Sold To:                        NAME OF COMPNAY:       _________________________
                                CONTACT:               _________________________
                                ADDRESS:               _________________________
                                CITY, STATE, ZIP CODE: _________________________

AUTHORIZED SIGNATURES: _________________________________________
                       Representative, FRLS, LTD - Frank Roma